                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                           -------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 25, 2000


                              POWERCERV CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Florida                         0-27574                       59 3350780-27574
-----------------------------     ------------------------     ---------------------------------
(State or other jurisdiction)     (Commission File Number)     (IRS Employer Identification No.)


            400 North Ashley Drive, Suite 2700, Tampa, Florida 33602
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (813) 226-2600
                                                    --------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEMS 1 THROUGH 3 AND 5, 6, 8 AND 9 NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective September 26, 2000, the Registrant, Powercerv Corporation (the "Company") appointed Grant Thornton LLP as its independent accountant for the remainder of 2000. On September 25, 2000, the Company notified Ernst & Young LLP that the Company's relationship with Ernst & Young LLP was terminated. The Company's change of accountants was approved by the Company's Board of Directors at a telephonic meeting held on September 21, 2000.

         Ernst & Young LLP's report on financial statements of the Company for the past two years contained no adverse opinion, disclaimer of opinion, or was qualified or modified as to uncertain audit scope or accounting principles.

         During the past two fiscal years and the subsequent interim period preceding the notice, there were no disagreements between the Company and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make a reference to the subject matter thereof in connection with its report.

         During the past two fiscal years and the subsequent interim period preceding the engagement by the Company of Grant Thornton LLP as its independent accountant, the Company did not consult Grant Thornton LLP regarding any matters of the type set forth in item 304(a)(2) of Regulation S-K.

         The Company has provided Ernst & Young LLP a copy of the disclosures it is making in this report and has requested Ernst & Young LLP to furnish the Company with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the statements made by the Company in such report and, if not, stating the respects in which it does not agree. Attached as Exhibit 16 is the response of Ernst & Young LLP to the disclosures made by the Company in this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         A.       Exhibits:

                  Exhibit 16.     Letter re change in certified accountants.























                                                               Page 2 of 4 Pages

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         POWERCERV CORPORATION
                                         (Registrant)


                                         By: /s/ Lawrence J. Alves
                                             ----------------------------------
                                             Chief Financial Officer, Treasurer
                                             (Principal Financial Officer)


                                         Date: September 28, 2000
                                               --------------------------------




















                                                               Page 3 of 4 Pages